UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 25, 2011

                             ITP ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                       000-52317                 98-0438201
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

4801 Woodway Drive, Suite 300 East, Houston, Texas                 77056
    (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 713-968-6569

                                  NETFONE, INC.
                  5100 Westheimer, Suite 200, Houston, TX 77056
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 23, 2010, we entered into a into a Share Exchange Agreement with Orange Capital Corp., a corporation existing under the laws of British Columbia and ITP Oil & Gas International S.A., a corporation existing under the laws of Luxembourg. Upon the satisfaction or waiver of the conditions set forth in the Share Exchange Agreement, we will acquire all of the issued and outstanding shares of ITP Impianti e Tecnologie di Processo S.p.A., a corporation existing under the laws of Italy in exchange for the Company issuing and delivering to ITP Oil & Gas such number of shares which results in current holders of the Company having 6% of the outstanding shares of the Company and ITP Oil & Gas having 94%. Upon consummation of the Share Exchange, the board of directors of our company will all be appointed by ITP Oil & Gas.

On March 24, 2011, we entered into an amendment the original Share Exchange Agreement to revise certain terms and conditions to the Share Exchange Agreement. We have agreed:

     * to amend the Closing Date to no earlier than April 15, 2011 and no later than April 30, 2011;

     * to remove as conditions to closing the requirements that we increase the number of authorized common shares to 1,000,000,000 and that we move the jurisdiction of our company to from Nevada to Delaware prior to closing.

The foregoing description of the Share Exchange Agreement is only a summary and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which is attached hereto as Exhibit 2.2 to this current report on Form 8-K and is incorporated by reference in this Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number                      Description
--------------                      -----------

    2.1 Share Exchange Agreement, dated December 23, 2010 by and among Netfone, Inc., Orange Capital Corp. and ITP Oil & Gas International S.A. (attached as an exhibit to our Form 8-K filed on December 30, 2010)

    2.2* First Amendment to Share Exchange Agreement dated March 24, 2011 by and among Netfone, Inc., Orange Capital Corp. and ITP Oil & Gas International S.A.

----------
* attached herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITP ENERGY CORPORATION


/s/ Charles El-Moussa
--------------------------------------------
Charles El-Moussa
President, Secretary, Treasurer and Director
Date: March 29, 2011

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